Exhibit 99.1

News Release

Contact information:

For Visant/Investor Inquiries: John Sorensen 914-595-8204
For Jostens: Rich Stoebe 952-830-3250
For Lifetouch:  Bruce Martin 952-826-4778

JOSTENS TO SELL NORTH AMERICAN SCHOOL PHOTOGRAPHY BUSINESS TO LIFETOUCH

MINNEAPOLIS — June 8, 2006 — Jostens and Lifetouch today announced the entry into definitive purchase agreements for the sale of Jostens’ United States and Canadian school Photography business to Lifetouch. The transactions are expected to close on or about the end of the second quarter 2006 (June 30), at which time Lifetouch will assume the operations of Jostens’ Photography businesses, including a production facility in Winnipeg and field offices throughout the U.S. and Canada.

“The Jostens Photography business represented just 8% of Jostens 2005 net sales. The decision to divest the Photography business will further enable Jostens to focus resources and investments in growing its core Scholastic and Yearbook businesses in the U.S. and Canada,” said Mike Bailey, president and CEO, Jostens. “In the near-term, we will work diligently with Lifetouch leadership to ensure a smooth transition for customers and employees.”

“For over 70 years, Lifetouch has been committed to the school photography business throughout North America. It is the core of what we do and who we are,”  said Paul Harmel, chairman and CEO. “The 1,400 employees of Jostens’ Photography will join with our current employees to deliver compelling photography and superior services to all our customers.”

About Jostens

Minneapolis-based Jostens is a leading provider of school-related affinity products and services that help people celebrate important moments, recognize achievements and build affiliation. The Company’s products include yearbooks, scholastic products such as class rings and graduation products and products for athletic champions and their fans. For more information about Jostens go to http://www.jostens.com.

About Visant

Jostens is a subsidiary of Visant Corporation, a leading marketing and publishing services enterprise servicing the school affinity, direct marketing, fragrance and cosmetics sampling and educational publishing markets. For more information on Visant go to http://www.visant.net.

About Lifetouch

With U.S. operations headquartered in Minneapolis and Canadian operations headquartered in Winnipeg, Lifetouch is a leading photographer in schools and churches, providing portrait services for families in JC Penneys, Target and FLASH! Studios, and is a leading publisher of yearbooks throughout North America.For more information on Lifetouch go to http://www.lifetouch.com.

This release may contain “forward-looking statements.” Forward-looking statements are based on our current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “might”, “will”, “should”, “estimate”, “project”, “plan”, “anticipate”, “expect”, “intend”, “outlook”, “continue”, “believe”, or the negative thereof or other similar expressions that are intended to identify forward-looking statements and information. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the company or industry results, to differ materially from historical results, any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are based on estimates and assumptions by our management that, although we believe are reasonable, are inherently uncertain and subject to a number of risks and uncertainties, and you should not place undue reliance on them. Such risks and uncertainties include those set forth in our filings with the Securities and Exchange Commission. These factors could cause actual results to differ materially from historical results or those anticipated or predicted by the forward-looking statements. Forward-looking statements speak only as of the date they are made and we undertake no obligation to update publicly or revise any of them in light of new information, future events or otherwise, except as required by law.

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